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744378
                              UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549


                                FORM 8-K


                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


	Date   of   report   (Date   of  earliest   event   reported)   	August
24, 2004

                          Harold's Stores, Inc.
         (Exact Name of Registrant as Specified in Its Charter)

                                Oklahoma
              (State or Other Jurisdiction of Incorporation)

            1-10892                        73-1308796
    (Commission File Number)   (IRS Employer Identification No.)


   5919 Maple Ave. Dallas, TX                        75235
(Address of Principal Executive Offices)           (Zip Code)

                             (214) 366-0600
          (Registrant's Telephone Number, Including Area Code)


      (Former Name or Former Address, if Changed Since Last Report)

	Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	[    ]	Written   communications  pursuant  to  Rule   425   under   the
Securities Act (17 CFR 230.425)

	[   ]	Soliciting  material pursuant to Rule 14a-12 under  the  Exchange
Act (17 CFR 240.14a-12)

	[    ]	Pre-commencement  communications  pursuant  to   Rule   14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

	[    ]	Pre-commencement  communications  pursuant  to   Rule   13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02.	Results of Operations and Financial Condition

	Pursuant to Item 2.02 of Form 8-K, on August 24, 2004, Harold's Stores, Inc. (the "Company") issued a press release announcing its earnings and operating results for the quarterly period ended July 31, 2004. A copy of the release is included as an exhibit to this report.

Item 9.01.	  Financial Statements and Exhibits

	The following exhibits are included with this report:

Exhibit No.     Description


99.1            Company Press Release dated August 24, 2004

                           SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              HAROLD'S STORES, INC.


                              By  /s/ Jodi Taylor
                              :
Date:  August 27, 2004	Jodi Taylor,        Chief        Financial
                              Officer
                        INDEX TO EXHIBITS

 Exhibit No.     Description

 99.1            Company Press Release dated August 24, 2004